Capital Structure - Schedule of Assets and Liabilities (Detail) (Mira III [Member], USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Apr. 16, 2014
Mira III [Member]
Net assets of Mira III:
Prepaids		$ 4
Accounts payable and accrued liabilities		(106)
Net liabilities acquired		(102)
Consideration paid- Mira III stock at fair value		1,308
Reduction in APIC	$ 1,410	$ (1,410)